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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 1, 1998


                       INVESTORS FINANCIAL SERVICES CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                          0-26996                  04-3279817
      -------------                   ----------------            --------------
 (State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)



 200 Clarendon Street, Boston, MA                                     02116
-----------------------------------------                           ------------
 (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number including area code:       (617) 330-6700



                           No change since last report
          ------------------------------------------------------------
             (Former name or address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         On July 17, 1998, Investors Bank & Trust Company (the "Buyer"), a wholly-owned subsidiary of Investors Financial Services Corp. (the "Corporation"), entered into a Purchase and Sale Agreement (the "Agreement") with Bank Boston, N.A. ("Seller") pursuant to which the Buyer, on October 1, 1998 (the "Closing"), purchased (the "Acquisition") from Seller substantially all of the assets of Seller solely relating to Seller's institutional trust and custody business (the "Business"). The Business comprised approximately $41 billion in assets under custody at August 31, 1998.

         The aggregate purchase price (the "Purchase Price") to be paid by Buyer for the Business is approximately $50 million. A deposit of $1 million was made by Buyer upon the signing of the Agreement. An additional $43 million was paid at Closing. Buyer will pay up to an additional $6 million to Seller based upon the level of client retention at the one year anniversary of the Closing. The terms of the Acquisition, including the Purchase Price, are the result of arm's length negotiations between the representatives of Seller and Buyer.

         The Acquisition is being accounted for as a purchase. Buyer is funding the transaction from internal resources.

         In connection with the Acquisition, on July 17, 1998 Buyer and Seller also entered into an Outsourcing Agreement (the "Outsourcing Agreement"). Pursuant to the Outsourcing Agreement, effective upon the Closing, Seller appointed Buyer custodian to provide certain custody and other services to Seller's assets under management which totaled approximately $24 billion as of August 31, 1998. The terms of the Outsourcing Agreement, including the fees of Buyer thereunder, are the result of arm's length negotiations between the representatives of Seller and Buyer.

         Buyer issued a press release regarding the Acquisition on October 1, 1998. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a)      Financial statements of business acquired.
                  ------------------------------------------

                  It is impracticable to provide the financial information required by Item 7(a) of Form 8-K relating to the Acquisition at the time this report is filed. Such required financial information will be filed as soon as practicable, but in any event not later than December 15, 1998.


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         (b)      Unaudited Pro Forma Combined Financial Information.
                  ---------------------------------------------------

                  It is impracticable to provide the financial information required by Item 7(b) of Form 8-K relating to the Acquisition at the time this report is filed. Such financial information will be filed as soon as practicable, but in any event not later than December 15, 1998.


         (c)      Exhibits.
                  ---------

                    2.1 Purchase and Sale Agreement, dated as of July 17, 1998, by and between BankBoston, N.A. and Investors Bank & Trust Company.

                           Incorporated by reference to the Registrant's Form 8-K (File No. 000-26996) filed with the Securities and Exchange Commission on August 19, 1998.

                     99.1  Press Release of the Registrant, dated July 20, 1998.

                           Incorporated by reference to the Registrant's form 8-K (File No. 000-26996) filed with the Securities and Exchange Commission on July 20, 1998.

                     99.2  Press Release of the Registrant, dated October 1,
                           1998.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    INVESTORS FINANCIAL SERVICES CORP.



                                    By: /s/ Kevin J. Sheehan
                                        ----------------------------------------
                                        Kevin J. Sheehan
                                        President, Chief Executive Officer and
                                        Chairman of the Board



Dated:  October 16, 1998


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                                  EXHIBIT INDEX





  Exhibit No.                                            Description
  ----------                                             -----------

     2.1 Purchase and Sale Agreement, dated as of July 17, 1998, by and between BankBoston, N.A. and Investors Bank & Trust Company.

                   Incorporated by reference to the Registrant's
                   Form 8-K (File No. 000-26996) filed with the
                   Securities and Exchange Commission on August
                   19, 1998.

     99.1          Press Release of the Registrant, dated July 20, 1998.

                   Incorporated by reference to the Registrant's form 8-K (File No. 000-26996) filed with the Securities and Exchange Commission on July 20,
                   1998.

     99.2          Press Release of the Registrant, dated October 1, 1998.





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